Exhibit 8.1

SIGNIFICANT SUBSIDIARIES AND OTHER RELATED UNDERTAKINGS (AUDITED)
Significant subsidiaries and other related undertakings at December 31, 2021, are set out below. Significant subsidiaries are prefixed with [*] and each meets the threshold specified under Rule 1-02(w) of Regulation S-X. Shell’s percentage of share capital is shown to the nearest whole number. All subsidiaries have been included in the “Consolidated Financial Statements” on pages 238-294, and those held directly by the Company are marked with the footnote [a]. A number of the entities listed are dormant or not yet operational. Entities that are proportionately consolidated are identified by the footnote [b]. Shell-owned shares are ordinary (voting) shares unless identified with one of the following annotations against the company name: [c] Membership interest; [d] Partnership capital; [e] Non-redeemable; [f] Ordinary, Partnership capital; [g] Ordinary, Redeemable; [h] Ordinary, Redeemable, Non-redeemable; and [i] Redeemable, Non-redeemable.

Company by country of incorporation	Address of registered office	%
ARGENTINA
Bandurria Sur Investments S.A.	Avenida Pte. Roque Sáenz Pena 788, 2nd Floor, Ciudad de Buenos Aires, 1035	50
Shell Argentina S.A.	Avenida Pte. Roque Sáenz Pena 788, 2nd Floor, Ciudad de Buenos Aires, 1035	100
AUSTRALIA
1st Energy Pty Ltd	Level 4, 459 Little Collins Street, Melbourne, VIC 3000	30
Alliance Automation Pty Ltd	c/o Alands Accountants, Level 1/293 Queen Street, Brisbane, QLD 4000	50
Arrow Energy Holdings Pty Ltd	Level 39, 111 Eagle Street, Brisbane, QLD 4000	50
Austen & Butta Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
BC 789 Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG CPS Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BNG (Surat) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
CCM Energy Solutions Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 4 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine Power Station Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
E.R.M. Oakey Power Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Braemar 3 Power Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Braemar 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Employee Share Plan Administrator Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Energy Solutions Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Financial Services Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Gas Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Gas WA01 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Innovation Labs Pty Ltd	Level 52, 111 Eagle Street, Brisbane, QLD 4000	100
ERM Land Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Neerabup Power Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power International Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power Services Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power Utility Systems Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Wellington 1 Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ESCO Pacific Holdings Pty Ltd	Level 4, 13 Cremorne Street, Richmond, VIC 3121	49
Greensense Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Lumaled Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
New South Oil Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
NewGen Neerabup Pty Ltd [b]	Infrastructure Capital Group, Level 15 Martin Place, Sydney, NSW 2000	50
NewGen Power Neerabup Pty Ltd [b]	Infrastructure Capital Group, Level 15 Martin Place, Sydney, NSW 2000	50
North West Shelf LNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Oakey Power Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
OME Resources Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
OVIDRIVE APPLABS PTY LTD	5 TULLY ROAD, EAST PERTH, 6004	42
Petroleum Resources (Thailand) Pty. Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Powermetric Metering Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Pure Energy Resources Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QCLNG Operating Company Pty Ltd [g]	Level 30, 275 George Street, Brisbane, QLD 4000	75
QCLNG Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (B7) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (Exploration) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E1

QGC (Infrastructure) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Common Facilities Company Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 4 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 5 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 6 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 7 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 8 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 9 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Land Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Limited Partnership	Level 42, Bourke Place, 600 Bourke Street, Melbourne, VIC 3000	100
QGC Midstream Services Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Northern Forestry Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Sales Qld Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Tolling No.2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Finance Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Limited Partnership	Level 42, Bourke Place, 600 Bourke Street, Melbourne, VIC 3000	100
Queensland Electricity Investors Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Queensland Gas Company Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Richmond Valley Solar Thermal Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Roma Petroleum Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
SASF Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Select Carbon Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
SGA (Queensland) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
SGAI Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Australia FLNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Services Company Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC19) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC20) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy BESS 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Certificate Trading Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Engineering Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Environmental Products Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Holdings Australia Limited	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Neerabup Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Oakey Power Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Operations Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Power Developments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Power Generation Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Projects Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Retail Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Global Solutions Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell New Energies Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell QGC Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Tankers Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Solpod Pty Ltd	c/o Jeffery Zivin, Unit 4, 4 George Street, Camberwell, VIC 3124	24
Sonnen Australia Pty Limited	Tenancy 6, Lionsgate Business Park, 180 Philip Highway, Elizabeth South, SA 5112	100
Starzap Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E2

Sunshine 685 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Trident LNG Shipping Services Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Walloons Coal Seam Gas Company Pty Limited [g]	Level 30, 275 George Street, Brisbane, QLD 4000	75
AUSTRIA
Next Kraftwerke AT GmbH	Franz-Josefs-Kai 27, Vienna, 1010	100
Salzburg Fuelling GmbH	Innsbrucker Bundesstrasse 95, Salzburg, 5020	33
Shell Austria Gesellschaft mbH	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell Brazil Holding GmbH	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell China Holding GmbH	Schulhof 6/1, Vienna, 1010	100
TBG Tanklager Betriebsgesellschaft m.b.H.	Rettenlackstrasse 3, Salzburg, 5020	50
Transalpine Ölleitung in Österreich GmbH	Kienburg 11, Matrei in Osttirol, 9971	19
BAHAMAS
Shell Bahamas Power Company Inc.	P.O. Box N4805, St. Andrew's Court, Frederick Street Steps, Nassau	100
Shell Western Supply and Trading Limited	GTC Corporate Services Limited, Sassoon House, Shirley Street & Victoria Avenue, Nassau	100
BARBADOS
Shell Trinidad and Tobago Resources SRL	One Welches, Welches, St. Thomas, BB22025	100
BELGIUM
Belgian Shell S.A.	Cantersteen 47, Brussels, 1000	100
New Market Belgium S.A.	Cantersteen 47, Brussels, 1000	100
Next Kraftwerke Belgium BVBA	Paleizenstraat 153 Rue des Palais, Gebouw/Bâtiment: Lustrerie, Brussels, 1030	100
Shell Catalysts & Technologies Belgium N.V.	Pantserschipstraat 331, Gent, 9000	100
Shell EV Charging Solutions Belgium BV	Borsbeeksebrug 34/1, Antwerpen, 2600	100
BERMUDA
Egypt LNG Shipping Limited	Clarendon House, 2 Church Street, Hamilton, HM 11	25
Gas Investments & Services Company Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	85
Qatar Shell GTL Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Sakhalin Energy Investment Company Ltd	Clarendon House, 2 Church Street, Hamilton, HM 11	28
Shell Australia Natural Gas Shipping Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Holdings (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell International Trading Middle East Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Markets (Middle East) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Oman Trading Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Petroleum (Malaysia) Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Saudi Arabia (Refining) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trust (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Solen Life Insurance Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
BRAZIL
BG Comercio e Importacao Ltda.	Avenida das Republica do Chile 330, 23º Andar, Torre 2, Centro, Rio de Janeiro, 20031-170	100
BG Petroleo & Gas Brasil Ltda.	Avenida das Republica do Chile 330, 23º Andar (parte) - Torre 2, Centro, Rio de Janeiro, 20031-170	100
Marlim Azul Energia S.A.	Avenida Paulista, 1274, 8º andar, Conjunto 23, Sala B, Bela Vista, São Paulo, 01310-100	30
Neolubes Indústria DE Lubrificantes LTDA	Praia Intendente Bitencourt nº 2, E 8N, Ribeira, Rio de Janeiro, 21930-030	100
Pecten do Brasil Servicos de Petroleo Ltda.	Avenida República do Chile nº 330, Bloco 2, Sala 2301, Centro, Rio de Janeiro, 20031-170	100
Raizen S.A.	Avenida das Almirante Barroso, nº 81, 36º Andar, Sala 36A104, Rio de Janeiro, 20031-004	44
Seapos Ltda.	Avenida República do Chile nº 330, Bloco 2, Sala 2401, Centro, Rio de Janeiro, 20031-170	100
Shell Brasil Petroleo Ltda.	Avenida República do Chile nº 330, Bloco 2, Salas 2001, 2301, 2401, 2501, 3101, 3201, 3301 e 3401, Centro, Rio de Janeiro, 20031-170	100
Shell Energy do Brasil Gás Ltda.	Avenida República do Chile nº 330, Bloco 2, Sala 2001, Centro, Rio de Janeiro, 20031-170	100
Shell Energy do Brasil Ltda.	Avenida Brigadeiro Faria Lima nº 3.311, Conjunto 82, Itaim Bibi, São Paulo, 04538-133	100
BRUNEI
Brunei LNG Sendirian Berhad	Lumut, Seria, KC2935	25
Brunei Shell Marketing Company Sendirian Berhad	Brunei Shell Petroleum Company, Sendirian Berhad, Seria, KB2933	50
Brunei Shell Petroleum Company Sendirian Berhad	Jalan Utara, Panaga, Seria, KB2933	50
Brunei Shell Tankers Sendirian Berhad	Jalan Utara, Panaga, Seria, KB2933	25
Shell Borneo Sendirian Berhad	c/o BSP Head Office, NDCO Block, Ground Floor, Jalan Utara, Panaga Seria, KB3534	100
BULGARIA
Shell Bulgaria Ead	48, Sitnyakovo Blvd., Serdika Offices, 8th floor, Sofia, 1505	100
CANADA
10084751 Canada Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
1745844 Alberta Ltd.	2100, 855 - 2nd Street S.W., Calgary, Alberta, T2P 4J8	50
7026609 Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
7645929 Canada Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Alberta Products Pipe Line Ltd.	5305 McCall Way N.E., Calgary, Alberta, T2E 7N7	20
Cansolv Technologies Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E3

Coral Cibola Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
FP Solutions Corporation	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	33
LNG Canada Development Inc. [b]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	40
Sable Offshore Energy Inc.	1701 Hollis Street, Suite 1400, Halifax, Nova Scotia, B3J 3M8	33
SCL Pipeline Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
SFJ Inc.	199 Bay Street, Suite 5300, Commerce Court West, Toronto, Ontario, M5L 1B9	50
Shell Americas Funding (Canada) Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada BROS Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Energy [c]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada OP Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Products	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Services Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Catalysts & Technologies Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Chemicals Canada [c]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Energy North America (Canada) Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Global Solutions Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Quebec Limitée	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Trading Canada [c]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Sun-Canadian Pipe Line Company Limited	830 Highway No. 6 North, Flamborough, Ontario, L0R 2H0	45
Trans-Northern Pipelines Inc.	45 Vogel Road, Suite 310, Richmond Hill, Ontario, L4B 3P6	33
Zeco Systems (Canada) Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
CAYMAN ISLANDS
Beryl North Sea Limited	Sterling Trust (Cayman) Limited, Whitehall House, 238 North Church Street, P.O. Box 1043, George Town, Grand Cayman, KY1-1102	100
BG Egypt S.A.	Piccadilly Centre, 28 Elgin Avenue, Suite 201, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
BG Exploration and Production India Limited	Campbells, Floor 4, Willow House, Cricket Square, George Town, Grand Cayman, KY1-9010	100
Gas Resources Limited	Piccadilly Centre, 28 Elgin Avenue, Suite 201, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
Schiehallion Oil & Gas Limited	Caledonian Trust (Cayman) Limited, Caledonian House, 69 Dr Roy's Drive P.O. Box 1043, George Town, Grand Cayman, KY1-1102	100
Shell Bolivia Corporation	Piccadilly Centre, 28 Elgin Avenue, Suite 201, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
Shell North Sea Holdings Limited	Maples Corporate Services Limited, Ugland House, P.O. Box 309, George Town, Grand Cayman, KY1-1104	100
CHILE
Shell Chile S.A.	c/o Carey y Cia Abogados, Miraflores 222, Piso 28, Santiago	100
CHINA
Anhui Shell Energy Company Limited	Room 2519-2522, 25/F, Greenland Center, Cross-area of Susong Rd and Changqin St, South Erhuan, Baohe District, Hefei, Anhui, 230000	100
Beijing Shell Petroleum Company Ltd.	Unit 1101-1104, level 11, Building 1, No. 19 Chaoyang Park Road, Chaoyang District, Beijing, 100125	49
Chongqing Shell Energy Company Limited	No. 196, Shuang Yuan Street, Beibei Zone, Chongqing, 400700	100
Climate Bridge (Shanghai) Ltd.	Room 609, building No. 1, No. 388 North Mu Hua Road, Fengxian Dist, Shanghai, 200120	49
CNOOC and Shell Petrochemicals Company Limited	Dayawan Petrochemical Industrial Park, Huizhou, Guangdong, 516086	50
Fujian Xiangyu and Shell Petroleum Company Limited	Unit 604, 6/F, Building C, No. 3 Yunan Fourth Road, FTPZ Xiamen Sub-zone (Tariff-free Zone), Xiamen, 361000	49
Hubei Shell Energy Company Limited	No. 4, 5, 12/F, Unit A, Oceanwide International Center Office, 249 Huaihai Road, 187 Yunxia Road, 185 Yunxia Road, CBD, Jianhan District, Wuhan, 430000	100
Hunan Shell Energy Company Limited	Room 2407-2409, Building 15, Fangmaoyuan (Phase II), No. 1177 Huanhu Road, Yuelu District, Changsha, 410006	100
Infineum (China) Co. Ltd.	No. 1 Dongxin Road, Jiangsu Yangtze River International, Chemical Industry Park, Zhangjiagang, Jiangsu, 215600	50
Jiangsu Shell Energy Company Limited	Room 1801, Building 1, International Finance Center, No. 347, Jiangdong Middle Road, Jianye District, Nanjing, Jiangsu, 210019	100
Shell (Beijing) Real Estate Consulting Ltd.	Unit 01, 32/F, No. 16 Building, No. 1 Courtyard, Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (China) Limited	30/F Unit 01-02, No. 16 Building, No. 1 Courtyard, Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (China) Projects & Technology Limited	Unit 01-08, Level 31, No. 16 Building, No. 1 Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (Shanghai) Petroleum Company Limited	8/F, No. 818 Shenchang Road, Minhang District, Shanghai, 201107	100
Shell (Shanghai) Technology Limited	Building 4, Jin Chuang Building, No. 4560, Jin Ke Road, Pilot Free Trade Zone, Shanghai	100
Shell (Tianjin) Lubricants Company Limited	North to Gang Bei Road and East to Hai Gang Road, Nangang Industrial Zone, Tianjin Economic-Technological Development Area, Tianjin, 300280	100
Shell (Tianjin) Oil and Petrochemical Company Limited	No. 286 Nansan Road, Tianjin Harbour Nanjiang Dev. Zone, Tanggu, Binhai NewDistrict, Tianjin, 300452	100
Shell (Zhejiang) Petroleum Trading Limited	No. 1 Wangjiaba, Xinmiaozhi Village, Puyuan Town, Tongxiang, Jiaxing, Zhejiang, 314502	100
Shell (Zhuhai) Lubricants Company Limited	Nanjin Wan, Gaolan Dao, Gaolan Harbour Economic Zone, Zhuhai, 519050	100
Shell Energy (China) Limited	Room 530, 5th Floor, Building 1, No. 239 Gang'ao Road, China (Shanghai) Free Trade Zone, Shanghai, 200137	100
Shell Management and Consulting Company Limited	8/F, Building 1, No. 818 Shenchang Road, Minhang District, Shanghai, 201106	100
Shell North China Petroleum Group Co., Ltd.	Room 518, 5th Floor, Office Building, Tianjin Food Group Company Ltd, No. 96, Qixiangtai Road, Hexi District, Tianjin, 300074	49

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E4

Shell Road Solutions (Zhenjiang) Co. Ltd	No. 68 Xianiejia, Dagang, Zhenjiang New District, Zhenjiang, 212132	100
Shell Road Solutions Xinyue (Foshan) Co. Ltd.	Baisha, Hekou, Sanshui District, Foshan, Guangdong, 528133	60
Shell Ventures Company Limited	8/F, Building 1, No. 818 Shenchang Road, Minhang District, Shanghai, 201106	100
Sinopec and Shell (Jiangsu) Petroleum Marketing Company Limited	No. 100, Xingang Dadao, Nanjing Economic and Technological Development Zone, Nanjing, Jiangsu, 210000	40
Suzhou Liyuan Retail Site Management Co., Ltd.	No. 358 Zhuhui Road, Suzhou, 215000	50
Suzhou Yiwei NewEnergy Technology Company Limited	Room 611,6th Floor, Building B, Vitality Business Square, 185 Jumao Street, Xiangcheng, Suzhou, 215100	100
Yanchang and Shell (Guangdong) Petroleum Co., Ltd.	39th Floor as Planning-designed (41st Floor as Self-designated), Leatop Plaza, No. 32 East Zhujiang Road, Zhujiang New Town, Tianhe District, Guangzhou, 510623	49
Yanchang and Shell (Sichuan) Petroleum Company Limited	23F, Yanlord Square, Section 2, Renmin South Road, Chengdu, Sichuan, 610016	45
Yanchang and Shell Petroleum Company Limited	18th Floor, Tower 1, Yongli International Finance Centre, Jinye No. 1 Road, High-tech District, Xi'an, 710075	45
Zhangjiakou City Transport and Shell New Energy Co., Ltd	Building No. 2, Hebei Guokong Northern Silicon Valley High-tech New City, No. 28 East Zhanqian Street, Qiaodong District, Zhangjiakou, 075000	48
Zhejiang Shell Energy Development Company Limited	Rm 1503, Building 2, Plaza of ZBA, No. 939 Minhe Road, Ningwei Street, Xiaoshan, Hangzhou, Zhejiang, 311215	100
Zhejiang Shell Fuels Company Limited	Room 2103, North Tower, Yefeng Modern Center, No. 161, Shaoxing Road, Xiacheng District, Hangzhou, Zhejiang, 310004	49
Zhejiang Shell Oil and Petrochemical Company Limited	The Port of Zhapu, Jiaxing Municipality, Zhejiang, 314201	100
COLOMBIA
Shell Colombia S.A.	Calle 90 No. 19 - 41, Oficina 702- Edificio Quantum, Bogotá, 452	100
CÔTE D'IVOIRE
Cote d'Ivoire GNL	14, Blvd Carde, Imm. Les Heveas, Plateau, Abidjan, BP V 194	13
CYPRUS
Rosneft-Shell Caspian Ventures Limited	Metochiou str, 37, Agios Andreas, Nicosia, CY-1101	49
CZECH REPUBLIC
Shell Czech Republic a.s.	Antala Staška 2027/77, Praha 4, 140 00	100
DENMARK
DCC & Shell Aviation Denmark A/S	Nærum Hovedgade 8, Naerum, 2850	49
Shell EP Holdingselskab Danmark ApS	c/o Bjørnholm Law, Strandvejen 60, Copenhagen, Hellerup, 2900	100
TetraSpar Demonstrator ApS	Bredgade 30, København K, 1260	66
EGYPT
Burullus Gas Company S.A.E. [b]	28 Road 270, Maadi, Cairo	25
El Behera Natural Gas Liquefaction Company S.A.E.	City of Rashid, El Behera Governorate	36
IDKU Natural Gas Liquefaction Company S.A.E.	City of Rashid, El Behera Governorate	38
Rashid Petroleum Company S.A.E. [b]	38 Street No. 270, Maadi, Cairo	50
Shell Egypt Trading	Business View Building, No. 79, 90 Street (South), Fifth Settlement- New Cairo, Cairo, 11835	100
Shell Lubricants Egypt	Business View Building, No. 79, 90 Street (South), Fifth Settlement- New Cairo, Cairo, 11835	100
The Egyptian LNG Company S.A.E.	City of Rashid, El Behera Governorate	36
The Egyptian Operating Company for Natural Gas Liquefaction Projects S.A.E.	City of Rashid, El Behera Governorate	36
FINLAND
Shell Aviation Finland Oy	Teknobulevardi 3-5, Vantaa, 01530	100
FRANCE
Airefsol Energies	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 2	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 8	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 9	10 place de Catalogne, Paris, 75014	67
Avitair SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Centrale Photovoltaïque Bouches-du-Rhône 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Haute-Vienne 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Landes 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Var 1	10 place de Catalogne, Paris, 75014	100
Centrales Next S.A.S	75 avenue Parmentier, Paris, 75544	100
Eolfi Offshore France	10 place de Catalogne, Paris, 75014	10
Eolfi SAS	10 place de Catalogne, Paris, 75014	100
Ferme Eolienne Flottante de Groix & Belle-Ile	10 place de Catalogne, Paris, 75014	30
Ferme Eolienne Flottante Stenella Rhône	10 place de Catalogne, Paris, 75014	100
Groupement Pétrolier Aviation SNC	Aéroport Roissy Charles de Gaulle, Zone de Frêt 1, 3 Rue des Vignes, Tremblay-en-France, 93290	20
Infineum France	Chemin départemental 54, Berre-L'Etang, 13130	50
Parc Eolien Aisne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Corrèze 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Côtes Armor 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien de la Vrine	10 place de Catalogne, Paris, 75014	100
Parc Eolien De Mervent	10 place de Catalogne, Paris, 75014	100
Parc Eolien Haute-Saône 1	10 place de Catalogne, Paris, 75014	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E5

Parc Eolien HM1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Jura 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Marne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Oise 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Oise 2	10 place de Catalogne, Paris, 75014	100
Parc Eolien Somme 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Somme 2	10 place de Catalogne, Paris, 75014	100
Parc Eolien Yonne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Yonne 2	10 place de Catalogne, Paris, 75014	100
Service Aviation Paris SNC	Orly Sud No. 144 - Bat. 438, Orly Aerogares, 94541	33
Shell Retraites SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Société de Gestion Mobilière et Immobilière SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Société des Pétroles Shell SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Ste du Pipeline Sud Européen S.A.	route d'Arles, La Fenouillère, Fos-sur-Mer, 13270	22
The New Motion France SAS	92 Avenue Charles de Gaulle, CS 30082, Neuilly sur Seine, 92522	100
GERMANY
AGES Maut System GmbH & Co. KG	Berghausener Straße 96, Langenfeld, 40764	25
BEB Erdgas und Erdoel GmbH & Co. KG [b]	Riethorst 12, Hannover, 30659	50
BEB Holding GmbH [b]	Caffamacherreihe 5, Hamburg, 20355	50
Carissa Einzelhandel- und Tankstellenservice GmbH & Co. KG	Willinghusener Weg 5 D-E, Oststeinbek, 22113	100
Carissa Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
CRI Deutschland GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
Deutsche Infineum GmbH & Co. KG	Neusser Landstraße 16, Köln, 50735	50
Deutsche Shell Holding GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Shell Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Transalpine Oelleitung GmbH	Paul Wassermann Str. 3, Munich, 81829	19
Energeticum Energiesysteme GmbH	St.-Leonhard-Straße 26, Balzhausen, 86483	100
Enersol GmbH	Einsteinstr. 47, Vaihingen an der Enz, 71665	100
Erdoel-Raffinerie Deurag-Nerag GmbH	Riethorst 12, Hannover, 30659	50
euroShell Deutschland GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	100
euroShell Deutschland Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
H2 Mobility Deutschland GmbH and Co. KG	EUREF-Campus 10-11, Berlin, 10829	27
Infineum Deutschland Verwaltungsgesellschaft mbH	Neusser Landstraße 16, Köln, 50735	50
Mineraloelraffinerie Oberrhein Verwaltungs GmbH	DEA-Scholven-Str., Karlsruhe, 76187	32
Next Kraftwerke GmbH	Lichtstraße 43g, Koeln, 50825	100
Nord-West Oelleitung GmbH [b]	Zum Oelhafen 207, Wilhelmshaven, 26384	20
Oberrheinische Mineraloelwerke GmbH [b]	DEA-Scholven-Str., Karlsruhe, 76187	42
OLF Deutschland GmbH	WeWork Europapassage, Hermannstraße 13, Hamburg, 20095	100
PCK Raffinerie GmbH [b]	Passower Chaussee 111, Schwedt/Oder, 16303	38
Rheinland Kraftstoff GmbH	Auf dem Schollbruch 24-26, Gelsenkirchen, 45899	100
Rhein-Main-Rohrleitungstransportgesellschaft mbH [b]	Godorfer Hauptstrasse 186, Köln, 50997	63
Shell Catalysts & Technologies Leuna GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
Shell Deutschland Additive GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Energy Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Energy Retail GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdgas Beteiligungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdgas Marketing GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	75
Shell Erdoel und Erdgas Exploration GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell EV Charging Solutions Germany GmbH	Wattstraße 11, Berlin, 13355	100
Shell Exploration and Development Libya GmbH I	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Colombia GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Libya GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration et Production du Maroc GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration New Ventures One GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Global Solutions (Deutschland) GmbH	Hohe-Schaar-Straße 36, Hamburg, 21107	100
Shell Hydrogen Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Tunisia Offshore GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Verwaltungsgesellschaft für Erdgasbeteiligungen mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Sonnen eServices Deutschland GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen eServices GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen GmbH	Am Riedbach 1, Wildpoldsried, 87499	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E6

Sonnen Holding GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
SPNV Deutschland Beteiligungsges. mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Toll4Europe GmbH	Französische Straße 33 a-c, Berlin, 10117	15
Ubimeter GmbH	EUREF-Campus 7-8, Berlin, 10829	100
Ubitricity Gesellschaft für verteilte Energiesysteme mbH	EUREF-Campus 7-8, Berlin, 10829	100
Wasserbeschaffungsverband Wesseling-Hersel	Bruehler Str. 95, Wesseling, 50389	35
GHANA
Shell Energy Ghana Limited	No 4 Momotse Avenue, Adabraka, Accra, GP 1632	100
GIBRALTAR
Shell LNG Gibraltar Limited	57/63 Line Wall Road, P.O. Box 199, Gibraltar	51
GREECE
Shell & MOH Aviation Fuels A.E.	151 Kifisias Ave., Marousi, Athens, 15124	51
GREENLAND
Shell Greenland A/S	P.O. Box 510, Issortarfimmut 6, 102, Nuussuaq, 3905	100
GUAM
Shell Guam Inc.	643 Chalan San Antonio, Suite 100, Tamuning, GU 96911	100
HONG KONG
AFSC Operations Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
AFSC Refuelling Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
Fulmart Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Hong Kong Response Limited	Esso Tsing Yi Terminal, Lot 46 Tsing Yi Road, Tsing Yi Island, New Territories	25
Ocean Century Tf Limited [g]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Developments (HK) Limited [g]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Hong Kong Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Korea Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Macau Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
HUNGARY
Shell Hungary Trading close Company Limited by shares	Bocskai út 134-146., Budapest, 1113	100
INDIA
BG India Energy Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG India Energy Services Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG India Energy Solutions Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG LNG Regas India Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
Greenlots Technology India LLP	Platina Tower MG Road, Near Sikandarpur Metro Station, Section, Haryana, Gurugram, 122001	100
Hazira Port Private Limited	Office No 2008, Westgate - D Block, Nr YMCA Club, S.G.Highway, Makarba, Ahmedabad, Gujarat, 380051	100
Shell Energy India Private Limited	Office No 2008, Westgate - D Block, Nr YMCA Club, S.G.Highway, Makarba, Ahmedabad, Gujarat, 380051	100
Shell Energy Marketing and Trading India Private Limited	2nd floor, Campus 4A, RMZ Millenia Business Park II, 143 Dr MGR Road, Kandhanchavady, Perungudi, Chennai, TN 600096	100
Shell India Markets Private Limited	2nd floor, Campus 4A, RMZ Millenia Business Park II, 143 Dr MGR Road, Kandhanchavady, Perungudi, Chennai, TN 600096	100
Shell MRPL Aviation Fuels and Services Limited	102, Prestige Sigma, Vittal Mallya Road, Bangalore, 560001	50
Shell Pahal Social Welfare Association	7, Bangalore Hardware Park, Devanahalli Industrial Park, Mahadeva-Kodigehalli, Bangalore, 562149	100
Tiki Tar and Shell India Private Limited	Tiki Tar Industries Village Road, Near Bhandup village, Bhandup West Mumbai, Mumbai, MH 400078	45
INDONESIA
PT Shell LNG Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Manufacturing Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
IRAQ
Basrah Gas Company	Khor Al Zubair, Basrah	44
IRELAND
Asiatic Petroleum Company (Dublin) Limited	1st Floor, Temple Hall, Temple Road, Blackrock, Co. Dublin, A94 K3K0	100
Emerald Offshore Wind Limited	Woodbine Hill, Youghal (County Cork), P36 NW52	51
Irish Shell Trust Designated Activity Company	1st Floor, Temple Hall, Temple Road, Blackrock, Co. Dublin, A94 K3K0	100
Shell and Topaz Aviation Ireland Limited	Suite 7 Northwood House, Northwood Business Park, Santry, Dublin, 9	50
Western Star Wind Limited	Woodbine Hill, Youghal, County Cork, P36 NW52	51
ISLE OF MAN
Petrolon Europe Limited	First Names House, Victoria Road, Douglas, IM2 4DF	100
Petrolon International Limited	First Names House, Victoria Road, Douglas, IM2 4DF	100
Shell Marine Personnel (I.O.M.) Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
Shell Ship Management Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
ISRAEL
Ravin AI Ltd.	Derech Aba Hilel 16, Ramat Gan, 5250608	36
ITALY
Alle S.R.L.	Via Vittor Pisani 16, Milano, 20124	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E7

Anagni S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Aquila S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
Barberio S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Baroni S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Baroninuovi S.r.l	Galleria Vintler 17, Bolzano, 39100	100
BG Italia Power S.r.l	Via Tortona 25, Milano, 20144	100
Bonacaro S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Carlucci S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Centrali Next Srl	Via Clelia Bertini Attilj 34/D, Rome, 00137	100
Colangelo S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Depalma S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Development S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Dimassa S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Guarini S.r.l.	Galleria Vintler 17, Bolzano, 39100 AVV	100
Infineum Italia S.R.L.	Strada di Scorrimento 2, Vado Ligure, Savona, 17047	50
Marco Polo Solar 2 S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Marco Polo Solar S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Mesagne S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Natuzzi S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Ottobiano S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Paliano S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Ramacca Solar S.R.L	Via Vittor Pisani 16, Milano, 20124	100
Ricchiuti S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Rotello S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Sanfrancesco S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Sasso S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Serracapriola S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Shell Energy Italia S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Shell Fleet Solutions Consorzio	Via Susa 40, Torino, 10138	100
Shell International Exploration and Development Italia S.p.A.	Piazza San Silvestro 8, Rome, 00187	100
Shell Italia E&P S.p.A.	Piazza San Silvestro 8, Rome, 00187	100
Shell Italia Holding S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
Shell Italia Oil Products S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Shell Mobility Italia S.r.l.	Via Vittor Pisani 16, Milano, 20124	100
Sicilia S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Societa Italiana per l'Oleodotto Transalpino S.p.A.	Via Muggia #1, San Dorligo della Valle, Trieste, 34147	19
Societa' Oleodotti Meridionali S.p.A.	Via Giorgio Ribotta 51, Rome, 00144	30
Solar-Konzept Italia S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Sonnen eServices Italia S.R.L.	Via Autostrada 32, Bergamo, 24126	100
Sonnen S.R.L.	Via Autostrada 32, Bergamo, 24126	100
Teodoro S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Tuturano S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Vulci S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Zamboni S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
JAPAN
CO2-free Hydrogen Energy Supply-chain TRA	7F Kokuryu Shiba Koen Building 2-6-15, Shiba Koen, Minato-ku, Tokyo, 105-0011	25
Fukuoka Offshore Wind Power No. 1 K.K	2-1-13, Motoazabu, Minato-ku, Tokyo, 106-0046	50
K.K. Red and Yellow	13F Fukoku Seimei Building, 2-2-2 Uchisaiwai-cho, Chiyoda-ku, Tokyo, 100-0011	100
K.K. SVC Tokyo	4052-2 Nakatsu, Aikawa-cho, Aiko-gun, Kanagawa, 243-0303	100
Next Kraftwerke Toshiba Corporation	72-34, Horikawa-cho, Saiwai-ku, Kawasaki, Kawasaki, 212-8585	49
Sakhalin LNG Services Company Ltd.	2-3, Kanda, Awaji-cho, Chiyoda-ku, Tokyo, 101-0063	50
Shell Japan Limited	12F Pacific Century Place Marunouchi, 1-11-1, Marunouchi, Chiyoda-ku, Tokyo, 100-6212	100
Shell Lubricants Japan K.K.	12F Pacific Century Place Marunouchi, 1-11-1, Marunouchi, Chiyoda-ku, Tokyo, 100-6212	100
Sonnen Japan Kabushiki Kaisha	16F Pacific Century Place Marunouchi, 1-11-1, Marunouchi, Chiyoda-Ku, Tokyo, 100-6216	100
Y.K. Nishi-Kobe Bosai Center	1-1-5 Wakamiya-cho, Suma-ku, Kobe-shi, Hyogo, 654-0049	33
JERSEY
Shell Service Station Properties Limited	13 Castle Street, St Helier, JE1 1ES	100
LUXEMBOURG
Denham International Power SCSp [d]	412F, route d'Esch, Luxembourg, L-2086	32
Shell Finance Luxembourg Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8069	100
Shell Luxembourgeoise Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8005	100
MACAU

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E8

Shell Macau Petroleum Company Limited	876 Avenida da Amizade, Edificio Marina Gardens, Room 310, 3rd Floor	100
MALAYSIA
Bonuskad Loyalty Sdn. Bhd. [g]	Level 8, Symphony House, Block D13, Pusat Dagangan Dana 1, Jalan PJU 1A/46, Petaling Jaya/Selangor Darul Ehsan, 47301	33
IOT Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	7
Kebabangan Petroleum Operating Company Sdn. Bhd. [b]	Suite 13.03, 13 Floor, Menara Tan & Tan, 207 Tun Razak, Kuala Lumpur/Federal Territory, 50400	30
P S Pipeline Sendirian Berhad	Level 30, Tower 1, Petronas Twin Towers, KLCC, Kuala Lumpur/Federal Territory, 50088	50
P S Terminal Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	35
Pertini Vista Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Provista Ventures Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Sarawak Shell Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Business Service Centre Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Global Solutions (Malaysia) Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Malaysia Trading Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell MDS (Malaysia) Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	72
Shell New Ventures Malaysia Sdn. Bhd. [g]	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell People Services Asia Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Sabah Selatan Sendirian Berhad	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	100
Shell Timur Sdn. Bhd.	12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim, Seksyen 13, Petaling Jaya/Selangor Darul Ehsan, 46200	70
Shell Treasury Malaysia (L) Limited	Kensington Gardens, No. U1317, Lot 7616, Jalan Jumidar Buyong, Labuan F.T., 87000	100
Tanjung Manis Oil Terminal Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	14
MAURITIUS
BG Mauritius LNG Holdings Ltd	6th Floor, Tower A, 1 Cybercity, Ebene, 72201	100
BG Mumbai Holdings Limited	6th Floor, Tower A, 1 Cybercity, Ebene, 72201	100
Pennzoil Products International Company	33 Edith Cavell Street, Port Louis, 11324	100
MEXICO
Comercial Importadora S.A. De C.V.	Guillermo González Camarena No. 400, Santa Fe, lvaro Obregón, Ciudad de México, 1210	50
Concilia Asesores y Servicios, S.A. de C.V.	Guillermo González Camarena No. 400, Santa Fe, lvaro Obregón, Ciudad de México, 1210	50
Gas Del Litoral, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	75
Mega Gasolineras SA de CV	Avenida Cerro Gordo del Campestre, number 201, interior 202, of Colonia Las Quintas, León, Guanajuato, 37125	50
Shell Energy Mexico, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Exploracion y Exrtraccion de Mexico, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell México Gas Natural, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell México, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Servicios México, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Solutions Mexico S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Trading México, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
NETHERLANDS
Amsterdam Schiphol Pijpleiding Beheer B.V.	Amsterdamseweg 55, 1182 GP Amstelveen, P.O. Box 75650, Luchthaven Schiphol, 1118 ZS	40
Attiki Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.R.E. B.V.	Henri Berssenbruggestraat 9, Deventer, 7425 SB	100
B.V. Dordtsche Petroleum Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.V. Petroleum Assurantie Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil E&P 12 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas International Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Netherlands Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Sao Paulo Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BJS Oil Operations B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	80
BJSA Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Blauwwind II C.V. [d]	Weena 70, Rotterdam, 3012 CM	20
Blauwwind Management II B.V.	Weena 70, Rotterdam, 3012 CM	20
BlueAlp Holding B.V.	Voorstraat 67, Groot-Ammers, 2964 AJ	21
Bogstone Holding B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	51

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E9

Caspi Meruerty Operating Company B.V. [b]	Muiderstraat 1, Amsterdam, 1011 PZ	40
Chosun Shell B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Cicerone Holding B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	51
CrossWind Beheer B.V. [b]	Carel van Bylandtlaan 30, The Hague, 2596 HR	80
Crosswind C.V. [b] [d]	Carel van Bylandtlaan 30, The Hague, 2596 HR	80
Ellba B.V. [b]	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
Ellba C.V. [b] [d]	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
Energiepark Pottendijk B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Euroshell Cards B.V.	Weena 70, Rotterdam, 3012 CM	100
Gasterra B.V.	P.O. Box 477, Groningen, 9700 AL	25
Geocombinatie Leeuwarden B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	30
Guara B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	30
HKN LP 1 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 2 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 3 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 4 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 5 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 6 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 18 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 19 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 20 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 21 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Hkz Lp 22 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Iara B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	4
Infineum Holdings B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	50
Integral Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Jordan Oil Shale Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Karachaganak Petroleum Operating B.V. [b]	Strawinskylaan 1345, Amsterdam, 1077 XX	29
KE STP Company B.V.	c/o Appleby Global Services (Cayman) Limited, 71 Fort Street, P.O. Box 500, George Town, Grand Cayman, KY1-1106	100
KE Suriname B.V.	c/o Appleby Global Services (Cayman) Limited, 71 Fort Street, P.O. Box 500, George Town, Grand Cayman, KY1-1106	100
Lapa Oil & Gas B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	30
Libra Oil & Gas B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	20
LNG Shipping Operation Services Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Loyalty Management Netherlands B.V.	Polaris Avenue 81, P.O. Box 2047, 2130 GE, Hoofddorp, 2132 JH	40
Maasvlakte Olie Terminal C.V. [d]	Europaweg 975, Maasvlakte, Rotterdam, 3199 LC	16
MS Europe B.V.	Vormerlaan 5, Rijswijk, 2288 GC	100
Multi Tank Card B.V.	Antareslaan 39, P.O. Box 3068, 2130 KB, Hoofddorp, 2132 JE	30
N.V. Rotterdam-Rijn Pijpleiding Maatschappij [b]	Butaanweg 215, Vondelingplaat, Rotterdam, 3196 KC	56
Nederlandse Aardolie Maatschappij B.V.	Schepersmaat 2, Assen, 9405 TA	50
Netherlands Alng Holding Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Next Kraftwerke Benelux B.V.	Graaf Engelbertlaan 75, Breda, 4837DS	100
Noordzeewind B.V.	2e Havenstraat 5b, Ijmuiden, 1976 CE	100
Noordzeewind C.V. [d]	2e Havenstraat 5b, Ijmuiden, 1976 CE	100
North Caspian Operating Company N.V. [b]	Oostduinlaan 2, The Hague, 2596 JM	17
Paqell B.V.	Reactorweg 301, unit 1.3, Utrecht, 3542 AD	50
Portfolio Holdings B.V.	c/o Appleby Global Services (Cayman) Limited, 71 Fort Street, P.O. Box 500, George Town, Grand Cayman, KY1-1106	100
Pottendijk Energie B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Pottendijk Wind B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Pottendijk Zon B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
PTC Kampen B.V.	Voorstraat 67, Groot-Ammers, 2964AJ	80
RESCO B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Rotterdam Hydrogen Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Salym Petroleum Development N.V. [b]	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell & AMG Recycling B.V [d]	Strawinskylaan 1343, Amsterdam, 1077 XX	50
Shell Abu Dhabi B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Albania Block 4 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell and Vivo Lubricants B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell Brazil Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Business Development Central Asia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E10

Shell Caspian B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Caspian Pipeline Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Chemicals Europe B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell China B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell China Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Deepwater Borneo B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Deepwater Tanzania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Development Iran B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Downstream Services International B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell E and P Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Egypt N.V. [e]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Energy Europe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Energy Retail B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell EP Holdings (EE&ME) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Middle East Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (III) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (V) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Somalia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Wells Equipment Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EV Charging Solutions B.V.	Rigakade 20, Amsterdam, 1013 BC	100
Shell Exploration and Production (100) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (101) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (102) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (103) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (106) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (107) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (82) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (84) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (89) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (90) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (91) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (92) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (93) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (94) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (96) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (99) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LVIII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXVI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Brunei B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Mauritania (C10) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Mauritania (C19) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Services (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production South Africa B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production West-Siberia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (West) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Venture Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Finance (Netherlands) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E11

Shell Gas & Power Developments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas (LPG) Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Iraq B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Nigeria B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Venezuela B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Generating (Holding) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Geothermal B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions (Eastern Europe) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions International B.V.	Lange Kleiweg 40, Rijswijk, 2288 GK	100
Shell Global Solutions Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Hydrogen Operations & Production BV	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Information Technology International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Integrated Gas Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International Exploration and Production B.V.	Carel van Bylandtlaan 16, The Hague, 2596 HR	100
[*] Shell International Finance B.V. [a]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internationale Research Maatschappij B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internet Ventures B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Petroleum Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kuwait Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell LNG Bunkering B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell LNG Port Spain B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Lubricants Supply Company B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Manufacturing Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Mozambique B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell MSPO 2 Holding B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Namibia Upstream B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nanhai B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland Chemie B.V. [g]	Chemieweg 25, P.O. Box 6060, Moerdijk, 4780 LN	100
Shell Nederland Raffinaderij B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Nederland Verkoopmaatschappij B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Netherlands Canada Financing B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell New Energies Holding Europe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell New Energies NL B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore (Personnel) Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore Upstream South Africa B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell OKLNG Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Olie OG Gas Holding B.V. [i]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Oman Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Overseas Holdings (Oman) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Overseas Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
[*] Shell Petroleum N.V. [a]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Philippines Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Project Development (VIII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell RDS Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Salym Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sao Tome and Principe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Services Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Shared Services (Asia) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell South Syria Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell TapUp B.V.	Hofplein 20, Rotterdam, 3032 AC	100
Shell Technology Ventures Fund 1 B.V.	Herikerbergweg 88, Amsterdam, 1101 CM	52
Shell Trademark Management B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Trading Rotterdam B.V.	Weena 70, Rotterdam, 3012 CM	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E12

Shell Trading Russia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Albania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Indonesia Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Turkey B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Ventures B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Ventures Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Western LNG B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy NZW I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Snijders Olie B.V.	Weena 70, Rotterdam, 3012 CM	100
Solar-EP II B.V.	Carel van Bylandtlaan 30, The Hague, 2596HR	100
Solar-EW II B.V.	Carel van Bylandtlaan 30, Den Haag, 2596 HP	100
SolarNow B.V.	Zeelandsestraat 1, Millingen aan de Rijn, 6566 DE	23
Syria Shell Petroleum Development B.V. [h]	Carel van Bylandtlaan 30, The Hague, 2596 HR	65
Tamba B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Tankstation Exploitatie Maatschappij Holding B.V.	Weena 70, Rotterdam, 3012 CM	100
The Green Near Future 5 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Travis Road Services International B.V.	Dr. Hub van Doorneweg 183, Tilburg, 5026 RD	34
Tupi B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	23
Waalbrug Exploitatie Maatschappij B.V.	Henri Berssenbruggestraat 9, Deventer, 7425 SB	100
Zeolyst C.V.	Oosterhorn 36, Farmsum, 9936 HD	50
NEW ZEALAND
Energy Finance NZ Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Energy Holdings Offshore Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell (Petroleum Mining) Company Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell Energy Asia Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell Investments NZ Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell New Zealand Pensions Limited	Mercer (N.Z.) Limited, Floor 2, 20 Customhouse Quay, Wellington, 6011	100
Southern Petroleum No Liability	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
NIGERIA
All on Partnerships for Energy Access Limited by Guarantee	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
BG Exploration and Production Nigeria Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
BG Upstream A Nigeria Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Delta Business Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Nigeria LNG Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	26
NLNG Shipping Management Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	20
Shell Exploration and Production Africa Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Business Operations Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Closed Pension Fund Administrator Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration and Production Company Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Charlie Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Gas Ltd (SNG)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Infrastructure Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Oil Products Limited (SNOP)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Ultra Deep Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Upstream Ventures Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Thrift & Loan Fund Trustees Nig Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	99
The Shell Petroleum Development Company of Nigeria Limited	Shell Industrial Area, P.O. Box 263, Rivers State, Port Harcourt, 500272	100
NORWAY
A/S Norske Shell	Tankvegen 1, Tananger, 4056	100
Aviation Fuelling Services Norway AS	Kristian Augusts Gate 13, Oslo, 0164	50
Enhanced Well Technologies Group AS	Kongsgårdbakken 1, Stavanger, 4005	22
Northern Lights JV DA [d]	Byfjordparken 15, Stavanger, 4007	33
Ormen Lange Eiendom DA	Nyhamna, Aukra, 6480	18
Shell New Energies Norway AS	Karenslyst Allé 2, Oslo, 0278	100
Technology Centre Mongstad DA	Mongstad 71A, Mongstad, 5954	9
OMAN
Oman LNG LLC	P.O. Box 560, Mina Al Fahal, Muscat, 116	30
Petroleum Development Oman LLC	P.O. Box 81, Mina Al Fahal, Muscat, 113	34

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E13

Shell Development Oman LLC	Bait Salam, Salam Square, P.O. Box 74, Muscat, P.C. 116	100
Shell Oman Marketing Company SAOG	P.O. Box 38, Mina Al Fahal, Muscat, 116	49
Sohar Solar Qabas (FZC) LLC	P.O. Box 398, Sohar Free Zone, North Al Batinah Governorate, Sohar, 322	100
PAKISTAN
Pak Arab Pipeline Company Limited	Office no 8, Level 3, Ground Floor, Serena Business Complex, Khayaban-e-Suhrdwardy, G-5/1, Islamabad, 44000	20
Pakistan Energy Gateway Limited	E110, Khayaban e Jinnah, Lahore Cantonement, Punjab, Cantonement, 54810	33
Shell Energy Pakistan (Private) Limited	Shell House, 6 Ch. Khaliquzzaman Road, Karachi, 75530	100
Shell Pakistan Limited	Shell House, 6 Ch. Khaliquzzaman Road, Karachi, 75530	77
PERU
Shell GNL Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, Lima 27	100
Shell Operaciones Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, Lima 27	100
PHILIPPINES
Bonifacio Gas Corporation	2nd Floor, Bonifacio Technology Center, 31st Street corner 2nd Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	24
Kamayan Realty Corporation	NDC Bldg., 116 Tordesillas St., Salcedo Village, Makati City, Metro Manila, 1227	22
Pilipinas Shell Petroleum Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	55
Shell Chemicals Philippines, Inc.	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Energy Philippines Inc	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Gas and Energy Philippines Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Gas Trading (Asia Pacific), Inc.	Subic Bay Free Port Zone, Olangapo City, 2200	100
Shell Solar Philippines Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Tabangao Realty, Inc.	Unit D 9th Floor Inoza Tower, 40th Street, North Bonifacio, Bonifacio Global City, Taguig, Metro Manila, 1634	40
POLAND
Next Kraftwerke Sp. z o.o.	Astoria, Przeskok 2, Warsaw, 00-032	100
Shell Energy Retail Poland Sp. z o.o.	ul. Pawia 21, Krakow, 31-154	100
Shell Mobility Polska Sp. z o.o.	Ul. Bitwy Warszawskiej 1920r. 7a, Warszawa, 02-366	100
Shell Polska Sp. z o.o.	ul. Bitwy Warszawskiej 1920 r. nr 7A, Warsaw, 02-366	100
PUERTO RICO
Station Managers of Puerto Rico, Inc.	P.O. Box 186, Yabucoa, PR 00767-0186	100
QATAR
Marine LNG Solutions LLC [b]	1st Floor, Al-Mirqab Tower, Doha	50
Qatar Liquefied Gas Company Limited (4)	P.O. Box 22666, Doha	30
Qatar Shell Research & Technology Centre QSTP-LLC	Qatar Science & Technology Park Tech1, Office 101, P.O. Box 3747, Doha	100
Qatar Shell Service Company W.L.L.	Al Mirqab Tower, West Bay, P.O. Box 3747, Doha	100
ROMANIA
Shell Romania S.R.L.	Ing. George Constantinescu Street, no. 4B and 2-4, Building A, Floor 7, office 727, District 2, Bucharest, 20337	100
RUSSIA
Gydan Energy LLC [b]	Sinopskaya Naberezhnaya, 22 A, office 811, Sankt-Peterburg, 191167	50
Khanty-Mansiysk Petroleum Alliance Closed Joint Stock Company [b]	24 A Yakubovicha ul., Saint Petersburg, 190000	50
Limited Liability Company "Shell Neft"	9 Lesnaya street, floor 3, Moscow, 125196	100
Limited Liability Company "Shell Neftegaz Development (V)"	9 Lesnaya street, floor 4, Moscow, 125196	100
LLC Shell NefteGaz Development	9 Lesnaya street, floor 4, Moscow, 125196	100
Syriaga Neftegaz Development LLC	9 Lesnaya street, floor 4, Moscow, 125196	100
SAINT KITTS AND NEVIS
Shell Oil & Gas (Malaysia) LLC	Morning Star Holdings Limited, Main Street, Suite 556, Charlestown, Nevis, West Indies	90
SAINT LUCIA
BG Atlantic 2/3 Holdings Limited	Mercury Court, Choc Estate, Castries	100
SAUDI ARABIA
Al Jomaih and Shell Lubricating Oil Co.Ltd.	P.O. Box 41467, Riyadh, 11521	50
SINGAPORE
BG Asia Pacific Holdings Pte. Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Asia Pacific Services Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Exploration & Production Myanmar Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Insurance Company (Singapore) Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Myanmar Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Changi Airport Fuel Hydrant Installation Pte. Ltd.	15, Airline Road, Singapore, 819828	11
Cleantech Renewable Assets Pte Ltd	25 Church Street, 03-04 Capital Square three, Singapore, 049482	49
Connected Freight Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	80
Fuelng Pte. Ltd [b]	50 Gul Road, Singapore, 629351	50
Infineum Singapore LLP	1 Harbourfront Avenue, #08-01/08, Keppel Bay Tower, Singapore, 098632	50

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E14

Orb Energy Pte Ltd.	50 Raffles Place #06-00, Singapore Land Tower, Singapore, 048623	24
QPI and Shell Petrochemicals (Singapore) Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	51
Shell Catalysts & Technologies Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Chemicals Seraya Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Petroleum (Pte) Ltd [g]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Trading (Pte) Ltd [g]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Gas Marketing Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Integrated Gas Thailand Pte.Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell International Shipping Services (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Myanmar Energy Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Pulau Moa Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Tankers (Singapore) Private Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Treasury Centre East (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Singapore Lube Park Pte. Ltd. [b]	160 Tuas South Avenue 5, Singapore, 637364	44
Sirius Well Manufacturing Services Pte. Ltd. [b]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	50
Zeco Systems Pte. Ltd.	1 Commonwealth Lane, #09-30, One Commonwealth, Singapore, 149544	99
SLOVAKIA
SHELL Slovakia s.r.o.	Einsteinova 23, Bratislava, 851 01	100
SLOVENIA
Shell Adria d.o.o.	Bravnicarjeva ulica 13, Ljubljana, 1000	100
SOUTH AFRICA
Bituguard Southern Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	36
Blendcor (Pty) Ltd. [b]	Honshu Road, Durban, 4001	36
Sekelo Oil Trading (Pty) Limited	1st Floor Oxford Parks, 199 Oxford Road, Dunkeld, Gauteng, 2196	43
Shell & BP South African Petroleum Refineries (Pty) Limited [b]	Reunion, Durban, 4001	36
Shell Downstream South Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	72
Shell South Africa Energy (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Exploration (Pty) Limited	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Holdings (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
STISA (Pty) Limited	Suite OE/2, The Nautica, The Waterclub, Beach Road, Granger Bay, Cape Town, 8001	72
SOUTH KOREA
Hankook Shell Oil Company	No. 250, Sinsun-ro, Nam-gu, Busan, 48561	54
Hyundai and Shell Base Oil Co., Ltd	640-6, Daejuk-ri, Daesan-eup, Seosan-shi, Chungchongnam-do, 356-713	40
Korea Impact Carbon Corporation	#704-3, Tower B. Hyundai Knowledge Industrial Center, 70 Dusan-ro, Geumcheon-gu, Seoul, 08584	40
MunmuBaram Co.,Ltd.	903, 21, Centum 6-ro, HaeUnDae-Gu, Busan, 0	80
SPAIN
BG Energy Iberian Holdings, S.L.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
Shell & Disa Aviation España, S.L.	Rio Bullaque, 2, Madrid, 28034	50
Shell España, S.A.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
Shell Spain LNG, S.A.U.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
SWEDEN
A Flygbränslehantering Aktiebolag	P.O. Box 135, Stockholm-Arlanda, 190 46	25
BG International Services AB	Deloitte, P.O. Box 450, Östersund, 831 26	100
Gothenburg Fuelling Company AB	P.O. Box 2154, Gothenburg, 438 14	33
Malmö Fuelling Services AB	Sturup Flygplats, P.O. Box 22, Malmö, 230 32	33
Shell Aviation Sweden AB	Gustavslundsvägen 22, Bromma, 16751	100
Stockholm Fuelling Services AB	P.O. Box 85, Stockholm-Arlanda, 190 45	25
SWITZERLAND
Saraco SA	Route de Pré-Bois 17, Cointrin, 1216	20
Shell (Switzerland) AG	Baarermatte, Baar, 6340	100
Shell Brands International AG	Baarermatte, Baar, 6340	100
Shell Corporate Services Switzerland AG	Baarermatte, Baar, 6340	100
Shell Finance Switzerland AG	Baarermatte, Baar, 6340	100
Shell Holdings Switzerland AG	Baarermatte, Baar, 6340	100
Shell Lubricants Switzerland AG	Steigerhubelstrasse 8, Bern, 3008	100
Shell Trading Switzerland AG	Baarermatte, Baar, 6340	100
Shell Treasury Company Switzerland AG	Baarermatte, Baar, 6340	100
SOGEP Sociéte Genevoise des Pétroles SA	Route de Vernier 132, Vernier, 1214	34
Solen Versicherungen AG	Baarermatte, Baar, 6340	100
Stazioni Autostradali Bellinzona SA	Autostrada A2 (direzione Gottardo), Hotel Bellinzona Sud, Monte Carasso, 6513	50
Suisse Next GmbH	Bahnhofstr. 10, Zurich, 8001	100
UBAG - Unterflurbetankungsanlage Flughafen Zürich AG	Zwüscheteich, Rümlang, 8153	20

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E15

SYRIA
Al Badiah Petroleum Company	Damascus New Sham Western Dummar, Island No. 1 - Property 2299, P.O. Box 7660, Damascus	22
Al Furat Petroleum Company	Damascus New Sham Western Dummar, Island No. 1 - Property 2299, P.O. Box 7660, Damascus	20
TAIWAN
CPC Shell Lubricants Co. Ltd	No. 2, Tso-Nan Road, Nan-Tze District, P.O. Box 25-30, Kaohsiung, 811	51
Shell Taiwan Limited	International Trade Building, Room 2001, 20th Floor, 333, Keelung Road Section 1, Taipei, 110	100
TANZANIA
Fahari Gas Marketing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Mzalendo Gas Processing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Ruvuma Pipeline Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Tanzania LNG Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	100
THAILAND
Pattanadhorn Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Sahapanichkijphun Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Shell Global Solutions (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Shell Global Solutions Holdings (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Shell Global Solutions Service (Thailand) Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Thai Energy Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Unitas Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
TRINIDAD AND TOBAGO
BG 2/3 Investments Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Point Fortin LNG Exports Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	81
Shell Gas Supply Trinidad Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell LNG T&T Ltd	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Manatee Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Central Block Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Ltd	Shell Energy House, 5 St. Clair Avenue, Port of Spain	100
Shell Trinidad North Coast Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
The International School of Port of Spain Limited	1 International Drive, Westmoorings	25
TRINLING Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
TUNISIA
Amilcar Petroleum Operations S.A.	Immeuble Mezghenni, Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053 - BP 36	50
Shell Tunisia LPG S.A.	Immeuble Le Tanit du Lac, Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053	100
Tunisian Processing S.A.	Immeuble Le Tanit du Lac, Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053	100
TURKEY
Cekisan Depolama Hizmetleri Ltd. Sti.	Liman Mahallesi 60. Sokak No. 25, Konyaalti, Antalya, 07070	46
Marmara Depoculuk Hizmetleri A.S.	Sultankoy Mahallesi Maltepe Sokak No:66, Marmara Ereglisi, Tekirdag, 59750	35
Samsun Akaryakit VE Depolama A.S.	Dilovasi Organize Sanayi Bolgesi 1.Kisim, 1004 Sokak No:10, Dilovasi, Kocaeli	35
Shell & Turcas Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
Shell Enerji A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	100
Shell Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
UK
Applied Blockchain Ltd	Level 39, One Canada Square, London, E14 5AB	22
BG Central Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Cyprus Limited	Shell Centre, London, SE1 7NA	100
BG Delta Limited	Shell Centre, London, SE1 7NA	100
BG Energy Capital Plc	Shell Centre, London, SE1 7NA	100
BG Energy Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Energy Marketing Limited	Shell Centre, London, SE1 7NA	100
BG Equatorial Guinea Limited	Shell Centre, London, SE1 7NA	100
BG Gas Services Limited	Shell Centre, London, SE1 7NA	100
BG General Holdings Limited	Shell Centre, London, SE1 7NA	100
BG General Partner Limited	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ	100
BG Great Britain Limited	Shell Centre, London, SE1 7NA	100
BG Group Employee Shares Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Group Limited	Shell Centre, London, SE1 7NA	100
BG Group Pension Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Group Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Intellectual Property Limited	Shell Centre, London, SE1 7NA	100
BG International Limited	Shell Centre, London, SE1 7NA	100
BG Karachaganak Limited	Shell Centre, London, SE1 7NA	100
BG Kenya L10A Limited	Shell Centre, London, SE1 7NA	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E16

BG Kenya L10B Limited	Shell Centre, London, SE1 7NA	100
BG LNG Investments Limited	Shell Centre, London, SE1 7NA	100
BG Mongolia Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Netherlands Financing Unlimited	Shell Centre, London, SE1 7NA	100
BG Norge Limited	Shell Centre, London, SE1 7NA	100
BG North Sea Holdings Limited	Shell Centre, London, SE1 7NA	100
BG OKLNG Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Investments Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Limited	Shell Centre, London, SE1 7NA	100
BG Rosetta Limited	Shell Centre, London, SE1 7NA	100
BG South East Asia Limited	Shell Centre, London, SE1 7NA	100
BG Subsea Well Project Limited	Shell Centre, London, SE1 7NA	100
BG Tanzania Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Trinidad LNG Limited	Shell Centre, London, SE1 7NA	100
BG UK Holdings Limited	Shell Centre, London, SE1 7NA	100
Brazil Shipping I Limited	Shell Centre, London, SE1 7NA	100
British Pipeline Agency Limited	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	50
B-Snug Limited	Shell Centre, London, SE1 7NA	100
CRI Catalyst Company Europe Limited	Shell Centre, London, SE1 7NA	100
Derivatives Trading Atlantic Limited	Shell Centre, London, SE1 7NA	100
Dragon LNG Group Limited [b]	Main Road, Waterston, Milford Haven, Pembrokeshire, SA73 1DR	50
Eastham Refinery Limited [b]	Shell Centre, London, SE1 7NA	50
Enterprise Oil Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Middle East Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Norge Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil U.K. Limited	Shell Centre, London, SE1 7NA	100
First Telecommunications Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
First Utility Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Gainrace Limited	Shell Centre, London, SE1 7NA	100
Gatwick Airport Storage and Hydrant Company Limited	One Bartholomew Close, London, EC1A 7BL	13
GOGB Limited	Shell Centre, London, SE1 7NA	100
Heathrow Airport Fuel Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	14
Heathrow Hydrant Operating Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	10
Impello Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Limejump Energy Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Intermediate 1 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Ltd	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 1 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 10 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 11 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 12 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 13 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 14 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 15 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 2 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 3 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 4 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 5 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 6 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 7 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 8 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 9 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Machine Max Limited	Shell Centre, London, SE1 7NA	100
Manchester Airport Storage and Hydrant Company Limited	One Bartholomew Close, London, EC1A 7BL	25
Methane Services Limited	Shell Centre, London, SE1 7NA	100
Murphy Schiehallion Limited	Shell Centre, London, SE1 7NA	100
Private Oil Holdings Oman Limited	Shell Centre, London, SE1 7NA	85
Sabah Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Saxon Oil Limited	Shell Centre, London, SE1 7NA	100
Saxon Oil Miller Limited	Shell Centre, London, SE1 7NA	100
SELAP Limited	Shell Centre, London, SE1 7NA	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E17

Shell Aircraft Limited	Shell Centre, London, SE1 7NA	100
Shell Aviation Limited	Shell Centre, London, SE1 7NA	100
Shell Business Development Middle East Limited	Shell Centre, London, SE1 7NA	100
Shell Caribbean Investments Limited	Shell Centre, London, SE1 7NA	100
Shell Catalysts & Technologies Limited	Shell Centre, York Road, London, SE1 7NA	100
Shell Chemical Company of Eastern Africa Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals (Hellas) Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell China Exploration and Production Company Limited	Shell Centre, London, SE1 7NA	100
Shell Clair UK Limited	Shell Centre, London, SE1 7NA	100
Shell Club Corringham Limited	Shell Centre, London, SE1 7NA	100
Shell Company (Hellas) Limited	Shell Centre, London, SE1 7NA	100
Shell Company (Pacific Islands) Limited	Shell Centre, London, SE1 7NA	100
Shell Corporate Director Limited	Shell Centre, London, SE1 7NA	100
Shell Corporate Secretary Limited	Shell Centre, London, SE1 7NA	100
Shell Distributor (Holdings) Limited	Shell Centre, London, SE1 7NA	100
Shell Employee Benefits Trustee Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Europe Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Investments Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Retail Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Shell Energy Supply UK LTD.	Shell Centre, London, SE1 7NA	100
Shell Energy UK Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Shell EP Offshore Ventures Limited	Shell Centre, London, SE1 7NA	100
Shell EV Charging Solutions UK Ltd.	3 Waterhouse Square, 138 - 142 Holborn, London, EC1N 2SW	100
Shell Exploration and Production Tanzania Limited	Shell Centre, London, SE1 7NA	100
Shell Finance GB Limited	Shell Centre, London, SE1 7NA	100
Shell Gas Holdings (Malaysia) Limited	Shell Centre, London, SE1 7NA	100
Shell Gas Marketing U.K Limited	Shell Centre, London, SE1 7NA	100
Shell Global LNG Limited	Shell Centre, London, SE1 7NA	100
Shell Hasdrubal Limited	Shell Centre, London, SE1 7NA	100
Shell Holdings (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Information Technology International Limited	Shell Centre, London, SE1 7NA	100
Shell International Gas Limited	Shell Centre, London, SE1 7NA	100
Shell International Limited	Shell Centre, London, SE1 7NA	100
Shell International Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Shell International Trading and Shipping Company Limited	Shell Centre, London, SE1 7NA	100
Shell Malaysia Limited	Shell Centre, London, SE1 7NA	100
Shell Marine Products Limited	Shell Centre, London, SE1 7NA	100
Shell New Energies Holding Limited	Shell Centre, London, SE1 7NA	100
Shell New Energies UK Ltd	Shell Centre, London, SE1 7NA	100
Shell Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
Shell Overseas Services Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SIPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SOCPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (UK) Limited	Shell Centre, London, SE1 7NA	100
Shell Pensions Trust Limited	Shell Centre, London, SE1 7NA	100
Shell Property Company Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Holdings Limited [g]	Shell Centre, London, SE1 7NA	100
Shell QGC Midstream 1 Limited [g]	Shell Centre, London, SE1 7NA	100
Shell QGC Midstream 2 Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Upstream 1 Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Upstream 2 Limited	Shell Centre, London, SE1 7NA	100
Shell Research Limited	Shell Centre, London, SE1 7NA	100
Shell Response Limited	Shell Centre, London, SE1 7NA	100
Shell South Asia LNG Limited	Shell Centre, London, SE1 7NA	100
Shell Supplementary Pension Plan Trustees Limited	Shell Centre, London, SE1 7NA	100
Shell Tankers (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Trading International Limited	Shell Centre, London, SE1 7NA	100
[*] Shell Treasury Centre Limited	Shell Centre, London, SE1 7NA	100
[*] Shell Treasury Dollar Company Limited	Shell Centre, London, SE1 7NA	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E18

Shell Treasury UK Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad 5(A) Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad and Tobago Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad Block E Limited	Shell Centre, London, SE1 7NA	100
Shell Trustee Solutions Limited	1 Altens Farm Road, Nigg, Aberdeen, AB12 3FY	100
Shell Tunisia Upstream Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. North Atlantic Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Oil Products Limited	Shell Centre, London, SE1 7NA	100
Shell Upstream Overseas Services (I) Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures New Zealand Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell-Mex and B.P. Limited	Shell Centre, London, SE1 7NA	60
Steama Company Limited	Pannone Corporate LLP, 378-380 Deansgate, Castlefield, Manchester, M3 4LY	33
STT (Das Beneficiary) Limited [a]	Shell Centre, London, SE1 7NA	100
Synthetic Chemicals (Northern) Limited	Shell Centre, London, SE1 7NA	100
Telegraph Service Stations Limited	Shell Centre, London, SE1 7NA	100
The Anglo-Saxon Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Asiatic Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Consolidated Petroleum Company Limited	Shell Centre, London, SE1 7NA	50
The Mexican Eagle Oil Company Limited	Shell Centre, London, SE1 7NA	100
The Shell Company (W.I.) Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Hong Kong Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of India Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Nigeria Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Thailand Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of The Philippines Limited	Shell Centre, London, SE1 7NA	75
The Shell Company of Turkey Limited	Shell Centre, London, SE1 7NA	100
The Shell Marketing Company of Borneo Limited	Shell Centre, London, SE1 7NA	100
[*] The Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
[*] The Shell Transport and Trading Company Limited	Shell Centre, London, SE1 7NA	100
Thermocomfort Limited	Shell Centre, London, SE1 7NA	100
Ubitricity Distributed Energy Systems UK Limited	16 Great Queen Street, Covent Garden, London, WC2B 5AH	100
UK Shell Pension Plan Trust Limited	Shell Centre, London, SE1 7NA	100
United Kingdom Oil Pipelines Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	48
Walton-Gatwick Pipeline Company Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	52
West London Pipeline and Storage Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	38
Wonderbill Limited	Shell Centre, London, SE1 7NA	100
UKRAINE
Alliance Holding LLC [d]	N. Grinchenko, 4, Kiev, 03038	51
Invest-Region LLC [d]	N. Grinchenko, 4, Kiev, 03038	51
UNITED ARAB EMIRATES
Abu Dhabi Gas Industries Limited (GASCO)	P.O. Box 665, Abu Dhabi	15
Emdad Aviation Fuel Storage FZCO	Emdad Aviation Fuel Storage FZCO, P.O. Box 261781, Jebel Ali, Dubai	33
URUGUAY
BG (Uruguay) S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	100
Dinarel S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	50
Gasoducto Cruz del Sur S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	40
USA
Aera Energy LLC [b]	10000 Ming Avenue, Bakersfield, CA 93311	52
Aera Energy Services Company	10000 Ming Avenue, Bakersfield, CA 93311	50
Airbiquity Inc.	1191 2nd Avenue, Suite 1900, Seattle, WA 98101	26
Amberjack Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	43
Arizona A1 LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Arizona B1 LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Atlantic 1 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	46
Atlantic 2/3 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	58
Atlantic 4 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	51
Atlantic Shores Offshore Wind, LLC [c]	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	50
Au Energy, LLC	41805 Albrae Street, Fremont, CA 94538	50
Baconton Power LLC [c]	2237 Hatcher Hill Road, Baconton, GA 31716	35
Bengal Pipeline Company LLC	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	40

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E19

BG Brasilia, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Energy Finance, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Energy Merchants, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Gulf Coast LNG, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Services, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Trading, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG North America, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG US Services, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Bluware Headwave Ventures Inc.	16285 Park Ten Place, Suit 300, Houston, TX 77084	20
Brazil Crude Services, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Brazos Wind Ventures, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Caesar Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	15
California Western Grid Development, LLC [c]	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	100
Colbea Enterprises, LLC	2050 Plainfield Pike, Cranston, RI 02921	50
Colonial Pipeline Company	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	11
Concha Chemical Pipeline LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Crestwood Permian Basin LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	34
CRI Sales and Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI Zeolites Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Cumulus Digital Systems, Inc.	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	30
D.Light Design Inc.	2100 Geng Road, Suite 210, Santa Clara, Palo Alto, CA 94303	34
Deer Park Refining Limited Partnership [b] [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Diamond Energy. LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Distributed Generation Solutions LLC	2441 High Timbers Drive, Suite 220, The Woodlands, TX 77380	33
Eleox LLC ERROR	850 New Burton Road, Suite 201, Dover, Delaware, DE 19904	17
Ellwood Land Holdings, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Endymion Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	7
Enterprise Oil North America Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
EPP LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Equilon Enterprises LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Explorer Pipeline Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	26
Gaviota Terminal Company [d]	150 N. Dairy Ashford, Houston, TX 77079	20
GI Energy Storage LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Husk Power Systems, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	30
Hyder PVS LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Infineum USA Inc.	1900 East Linden Avenue, Linden, NJ 07036	50
Infineum USA L.P. [f]	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808	50
Inspire Digital Services California LLC [c]	3402 Pico Boulevard, Suite 300, Santa Monica, CA 90405	100
Inspire Digital Services PJM LLC [c]	3402 Pico Boulevard, Suite 300, Santa Monica, CA 90405	100
Inspire Digital Services USA LLC [c]	3402 Pico Boulevard, Suite 300, Santa Monica, CA 90405	100
Inspire Energy Capital, LLC	160 Greentree, Suite 101, Dover, DE 19904	100
Inspire Energy Holdings LLC [c]	3402 Pico Boulevard, Suite 300, Santa Monica, CA 90405	100
Inspire Energy Technologies LLC [c]	3402 Pico Boulevard, Suite 300, Santa Monica, CA 90405	100
J & J Lubrication, LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Jiffy Lube International, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Lazlyng Real Estate Company, LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
LOCAP LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	28
LOOP LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	46
Maple Power Holdings LLC [b]	Bechtel Enterprises, 12011 Sunset Hills Road, Reston, VA 20190	68
Mars Oil Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	49
Mattox Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	54
Mayflower Wind Energy LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
MP2 Energy LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy NE LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy NY LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy Retail Holdings LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Energy Texas LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Generation LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MP2 Mesquite Creek Wind LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Mpower2 LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
MSTS Payments, LLC [c]	8595 WEST 110TH STREET, OVERLAND PARK, 66210	100
Noble Assurance Company	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E20

Odyssey Pipeline L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	49
Oryx Caspian Pipeline, L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pacwest Energy, LLC.	3450 E. Commercial Ct., Meridian, ID 83642	50
Pecten Arabian Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Brazil Exploration Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Midstream LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	69
Pecten Orient Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Orient Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Producing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Trading Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Victoria Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Yemen Masila Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State International Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Nominee Company	The Corporation Trust Company of Nevada, 311 South Division Street, Carson City, NV 89703	100
Peru LNG Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	20
Poseidon Oil Pipeline Company, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	25
Positive Energies, LLC [c]	CT Corporation System, 7700 E Arapahoe Rd, Ste 220, Centennial, CO 80112-1268	100
Power Limited Partnership [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
PR Microgrids LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Premium Velocity Auto LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Proteus Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	7
Pulse Power, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Quaker State Investment Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
RDK Ventures, LLC	4080 West Jonathan Moore Pike, Columbus, IN 47201	50
RK Caspian Shipping Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
S T Exchange, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sand Dollar Pipeline LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	69
Savion LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
SCOGI GP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell & Whitmore Reliability Solutions, LLC [c]	930 Whitmore Drive, Rockwall, 75087	50
Shell (US) Gas & Power M&T Holdings, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell California Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Americas LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Holdings Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies US LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts Ventures Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical Appalachia LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemicals Arabia L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Communications, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Deepwater Royalties Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Downstream Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Holding GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy North America (US), L.P. [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Resources Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Enterprises LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell EP Holdings Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Expatriate Employment US Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration & Production Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration Company Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Frontier Oil & Gas Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gas Gathering Corp. #2	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Global Solutions (US) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell GOM Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gulf of Mexico Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Information Technology International Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell International Exploration and Production Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Lake Charles Operations, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E21

Shell Leasing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Legacy Holdings LLC	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Shell Marine Products (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream LP Holdings LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Operating LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	69
Shell Midstream Partners GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Partners, L.P.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	69
Shell NA Gas & Power Holding Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell NA LNG LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell New Energies US LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell North America Gas & Power Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore and Chemical Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Response Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Company Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Products Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Onshore Ventures Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
[*] Shell Petroleum Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Pipeline Company LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Pipeline GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Retail and Convenience Operations LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell RSC Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Thailand E&P Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trademark Management Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading North America Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Risk Management, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Transportation Holdings LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Treasury Center (West) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US E&P Investments LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US Gas & Power LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US Hosting Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US LNG, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
[*] Shell USA, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Ventures LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Ship Shoal Pipeline Company LLC [d]	150 N. Dairy Ashford, Houston, TX 77079	43
Silicon Ranch Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	47
SOI Finance Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sonnen Inc.	2048 Weems Road, Bldg C, Tucker, GA 30084	100
SOPC Holdings East LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC Holdings West LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC Southeast Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Studio X LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SWEPI LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral GP, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral Holding, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Power Generation, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Texas Petroleum Group LLC	11111 Wilcrest Green, Suite 100, Houston, TX 77042	50
Texas-New Mexico Pipe Line Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
The Valley Camp Coal Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Three Wind Holdings, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
TMR Company LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tri Star Energy LLC	1740 Ed Temple Blvd, Nashville, TN 37208	33
Triton Diagnostics Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton Terminaling LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton West LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	69
True North Energy LLC	10346 Brecksville Rd, Brecksville, OH 44141	50
URSA Oil Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	45
West Shore Pipe Line Company	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	19

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E22

Zeco Holdings, Inc.	1013 Centre Road, County of New Castle, Delaware, Wilmington, DE 19805	100
Zeco Systems, Inc.	1013 Centre Road, County of New Castle, Delaware, Wilmington, DE 19805	100
Zeolyst International	3333 Hwy 6 South, Houston, TX 77082	50
Zydeco Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	69
VENEZUELA
Shell Venezuela Productos, C.A.	Avenida Orinoco, Edificio Centro Empresarial Premium, Piso 2, Oficinas 2-A y 2-B, Urbanización Las Mercedes, Caracas, Distrito Capital, 1060	100
Shell Venezuela, S.A.	Avenida Orinoco, Edificio Centro Empresarial Premium, Piso 2, Oficinas 2-A y 2-B, Urbanización Las Mercedes, Caracas, Distrito Capital, 1060	100
Sucre Gas, S.A.	Avenida Leonardo Da Vinci, Edificio PDV Servicios, Caracas, Distrito Capital	30
VIETNAM
Shell Vietnam Ltd	Go Dau Industrial Zone, Phuoc Thai Commune, Long Thanh District, Dong Nai Province	100
ZIMBABWE
Central African Petroleum Refineries (Private) Limited	Block 1, Tendeseka Office Park, CNR Samora Machel Avenue, Renfrew Road, Harare	21

ADDITIONAL INFORMATION SHELL FORM 20-F 2020	E23